SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              _________________
                                 AMENDMENT TO
                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        DATE OF REPORT:  JULY 19, 1996


                                CASMYN CORP.
              (Exact name of registrant as specified in Charter)


                                  COLORADO
                (State or other jurisdiction of incorporation)

                                  0-14136
                           (Commission File Number)

                                84-0987840
                      (IRS Employer Identification No.)

                         1335 GREG STREET, UNIT #104
                             SPARKS, NEVADA 89431
                               (702)331-5524
        (Address and Telephone Number of Principal Executive Offices)

 __________________________________________________________________________
        (Former name or former address, if changes since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

          On May 24, 1996, Casmyn Corp. (the "Company"), issued 606,061 common shares in exchange for 5,680,514 shares of restricted common stock of WestAmerica Corporation ("WestAmerica"), approximately a 65% interest. The Company has accounted for the transaction using the equity method since the shares acquired are subject to a repurchase agreement by WestAmerica and have been placed in a voting trust controlled by an officer and director of WestAmerica. As such the Company exercises no effective control over the operations or management of WestAmerica, however, the Company has the power to appoint two out of five board members. The transaction has been valued at approximately $6,970,000 which was calculated based upon an $11.50 per common share value for the Company's common stock. This value reflects a discount from recent similar sized transactions due to the restricted nature of the shares issued in the transaction.



ITEM 7.     FINANCIAL STATEMTENTS AND EXHIBITS

     (A)     FINANCIAL STATEMENTS OF WESTAMERICA CORPORATION

         The financial statements of WestAmerica Corporation as filed with the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended March 31, 1996 are incorporated herein by reference.

     (B)     PRO FORMA FINANCIAL INFORMATION

These pro forma financial statements have been prepared to show the effect of the acquisition on May 24, 1996 of 5,680,514 shares of WestAmerica Corporation common stock (approximately a 65% interest) in exchange for 606,061 common shares of the Company. This investment has been accounted for using the equity method.

The pro forma consolidated statements of operations show what the results of the Company's operations would have been for the fiscal year ended September
30, 1995 and the six months ended March 31, 1996 had the acquisitions been completed on October 1, 1994. The pro forma balance sheet as of March 31, 1996 assumes the acquisition described above occurred on March 31, 1996.

                                 CASMYN CORP.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1996
                                (IN THOUSANDS)



                                    Casmyn Corp.   Acquisitions    Pro Forma as
                                      Actual          Entries        Adjusted
CURRENT ASSETS:
  Cash and cash equivalents        $   12,028       $       -     $   12,028
  Accounts receivable, net                337               -            337
  Inventories                             909               -            909
  Prepaid expenses and
    other assets                           97               -             97
                                   ----------       ---------     ----------
    Total Current Assets               13,371               -         13,371
                                   ----------       ---------     ----------
Investment in related party               204               -            204
Equipment and Improvements, net         1,302               -          1,302
Mineral Properties                      6,740               -          6,740
Investments in WestAmerica Corp.            -           6,970 (a)      6,970
Other Assets                            1,311               -          1,311
                                   ----------       ---------     ----------
    Total Assets                   $   22,928       $   6,970     $   29,898
                                   ==========       =========     ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITES:
  Accounts payable and accrued
    liabilities                    $    2,876       $       -     $    2,876
  Due to Related Parties, net             119               -            119
                                   ----------       ---------     ----------
    Total Current Liabilities           2,995               -          2,995
                                   ----------       ---------     ----------
Convertible Debt                        5,000               -          5,000
                                   ----------       ---------     ----------

STOCKHOLDERS' EQUITY:
  Preferred stock,$.10 par value;
   20,000,000 shares authorized;
   2,707,000 shares issued and
   outstanding                            271               -            271
  Common stock, $.04 par value;
   300,000,000 shares authorized;
   6,675,931 shares issued and
   outstanding                            267              24 (a)        291
  Additional paid-in capital           20,958               -         27,904
  Accumulated deficit               (   6,490)              -      (   6,490)
  Foreign currency translation
    adjustment                      (      73)              -      (      73)
                                   ----------       ---------     ----------
    Total Stockholders' Equity         14,933               -         21,903
                                   ----------       ---------     ----------
    Total Liabilities and
      Stockholders' Equity         $   22,928       $   6,970     $   29,898
                                   ==========       =========     ==========



           See Notes to Pro Forma Consolidated Financial Statements

                                 CASMYN CORP.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED MARCH 31, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                  Casmyn Corp       Acquisitions    Pro Forma as
                                     Actual           Entries         Adjusted
Sales                              $      660                 -     $      660
Cost of Goods Sold                        434                 -            434
                                   ----------        ----------     ----------
Gross Profit                              226                 -            226
                                   ----------        ----------     ----------
Costs and expenses:
  General and administrative            2,772                 -          2,772
  Depreciation, depletion and
    amortization                           48                 -             48
  Mineral exploration expense             320                 -            320
  Resarch & development                   166                 -            166
                                   ----------        ----------     ----------
                                        3,306                 -          3,306
                                   ----------        ----------     ----------
    Loss from operations             (  3,080)                -       (  3,080)
                                   ----------        ----------     ----------

Other income (expense):
  Minority interest in net loss
    of subsidiary                         499                 -            499
  Equity in net income of
    unconsolidated affiliate                -                47 (b)         47
  Other                                   159                 -            159
                                   ----------        ----------     ----------
    Other income, net                     658                47            705
                                   ----------        ----------     ----------
    Net income (loss)              $ (  2,422)       $       47     $ (  2,375)
                                   ==========        ==========     ==========

Income (loss) per common share     $ (    .41)       $      .05     $ (    .36)
                                   ==========        ==========     ==========
Weighted average number of
  common shares outstanding             5,942               606          6,548
                                   ==========        ==========     ==========







           See Notes to Pro Forma Consolidated Financial Statements


                                      CASMYN CORP.
                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED SEPTEMBER 30, 1995
                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                Casmyn Corp       Acquisitions    Pro Forma as
                                    Actual           Entries         Adjusted
Sales                            $      382                 -     $      382
Cost of Goods Sold                      490                 -            490
                                 ----------        ----------     ----------
Gross Profit                        (   108)                 -       (   108)
                                 ----------        ----------     ----------
Costs and expenses:
  General and administrative          4,998                 -          4,998
  Depreciation, depletion and
    amortization                         99                 -             99
  Mineral exploration expense         1,010                 -          1,010
  Resarch & development                 185                 -            185
                                 ----------        ----------     ----------
                                      6,292                 -          6,292
                                 ----------        ----------     ----------
    Loss from operations           (  6,400)                -       (  6,400)
                                 ----------        ----------     ----------

Other income (expense):
  Minority interest in net loss
    of subsidiary                     3,502                 -          3,502
  Equity in net income of
    unconsolidated affiliate              -           (   321)(b)    (   321)
  Other                              (  177)                -        (   177)
                                 ----------        ----------     ----------
    Other income, net                 3,325           (   321)         3,004
                                 ----------        ----------     ----------
    Net income (loss)            $ (  3,075)       $  (   321)    $ (  3,396)
                                 ==========        ==========     ==========

Income (loss) per common share   $ (    .40)       $  (   .01)(c) $ (    .41)
                                 ==========        ==========     ==========
Weighted average number of
  common shares outstanding           7,651               606          8,257
                                 ==========        ==========     ==========







           See Notes to Pro Forma Consolidated Financial Statements


                                 CASMYN CORP.
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The pro forma adjustments and eliminations are as follows:

(a) Represents an adjustment for the issuance of 606,061 common shares under an agreement dated May 24, 1996 for the acquisition of 5,680,514 common shares of WestAmerica (approximately a 65% interest). The Company has accounted for the transaction using the equity method, since the shares acquired are subject to a repurchase agreement by WestAmerica and have been placed in a voting trust controlled by an officer and director of WestAmerica. The transaction has been valued at approximately $6,970,000, which was calculated based upon a value of $11.50 per common share for the Company's common stock. This value reflects a discount from recent similar sized transactions due to the restricted nature of the shares issued in the transaction.

(b)   To record the Company's equity in the income (loss) of WestAmerica.  The financial  statements  have  been  adjusted  to reflect depletion expense that would have been recorded in the periods presented had the transaction occurred
on  October  1,  1994.    The  depletion  expense  pertaining  to  oil and gas
production  was  determined  by  dividing  the excess of the purchase price of
WestAmerica over the Company's portion of the net assets of WestAmerica by the estimated reserves.

(c) To increase the net loss per share to give effect to changes in net loss as described above and issuance of additional shares.



                                  EXHIBITS


     Exhibit No.                    Description               Page No.


     99.1      Stock Purchase Agreement between Casmyn Corp.
               and WestAmerica Corporation                           8

     99.2      Agreement between Casmyn Corp., WestAmerica
               Corporation and Edward W. Foraker                    19

     23.1      Consent of Independent Auditors                      26


                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Dated this 19th day of July, 1996.



                              Casmyn Corp.
                              a Colorado corporation


                                  /s/  Dennis E. Welling
                              By___________________________________
                                Dennis E. Welling
                                Controller



